UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on March 18, 2009, Chemtura Corporation (“Chemtura”) and 26 of its U.S. subsidiaries (collectively, with Chemtura, the “U.S. Debtors”) filed voluntary petitions for reorganization, and on August 8, 2010, Chemtura Canada Co./Cie (“Chemtura Canada,” and, collectively with the Domestic Debtors, the “Debtors”) filed a voluntary petition for reorganization (the “Chapter 11 cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On August 11, 2010, Chemtura Canada commenced ancillary recognition proceedings under Part IV of the Companies’ Creditors Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice, Ontario, Canada (the “Canadian Court”).  On August 5, 2010, the Debtors filed with the Bankruptcy Court the solicitation version of their joint plan of reorganization (as it may be further amended, supplemented or modified, the “Plan”) and accompanying disclosure statement (as it may be further amended, supplemented or modified, the “Disclosure Statement”). The Bankruptcy Court approved the Disclosure Statement on August 5, 2010.  On September 2, 2010, Chemtura filed a supplement to the Plan with the Bankruptcy Court, as contemplated by the Plan (the “Plan Supplement”).

The Bankruptcy Court hearing to consider confirmation of the Plan began on September 16, 2010 and concluded on September 22, 2010.  On October 21, the Bankruptcy Court entered a bench decision approving confirmation of the Plan. On November 3, 2010 (the “Confirmation Date”), the Bankruptcy Court entered a written order confirming the Plan (the “Confirmation Order”).  The Confirmation Order is attached hereto as Exhibit 2.1 and incorporated herein by reference.  The Confirmation Order provides a waiver of the ordinary stay of effectiveness under applicable bankruptcy law, such that the Confirmation Order will become effective at 12:00 noon on Monday, November 8, 2010 unless otherwise stayed by separate court order.  A request for recognition of the Confirmation Order was filed in the Canadian Court in order to fulfill a condition to effectiveness of the Plan so that Chemtura Canada can emerge from its proceedings at the same time as the U.S. Debtors.  That request was granted by order entered on November 3, 2010.

The following is a summary of the material features of the Plan, as confirmed by the Bankruptcy Court. The following summary highlights only certain provisions of the Plan and is not a complete description of that document. Therefore, this summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit 2.2 and incorporated herein by reference. Capitalized terms used herein but not defined have the meanings assigned in the Plan.

Discharge of Prepetition Claims

Among other things (subject to certain limited exceptions and except as otherwise provided in the Plan or the Confirmation Order), the Confirmation Order approving the Plan will discharge the Debtors from any debt arising before the date the Plan goes effective (the “Effective Date”), terminate all of the rights and interests of pre-petition equity security holders (including the cancellation of all old common stock), and substitute the obligations set forth in the Plan for those pre-petition Claims and Interests.

Distributions under the Plan

Distributions to creditors under the Plan generally will include a combination of new common stock, cash, reinstatement or such other treatment as agreed between the Debtors and the applicable creditor. Distributions under the Plan to holders of Chemtura common stock will include shares of new common stock and may include cash.

Holders of claims in the following classes are unimpaired and will receive a 100% recovery in cash (except in certain cases if reinstated or as may receive such other treatment as agreed between the Debtors and the applicable creditor): Class 1 Prepetition Secured Lender Claims; Class 2 Lien Claims; Class 3 Other Priority Claims; and Class 4c General Unsecured Claims against Chemtura Canada.

With respect to holders of the following claims, Class 5 Prepetition Unsecured Lender Claims, Class 7 2009 Notes Claims, Class 6 2016 Notes Claims, Class 8 2026 Notes Claims and Class 4a and 4b General Unsecured Claims against Chemtura and the other Debtors (collectively, the “Participating Creditor Classes”), a pool will be established from which distributions will be made to Participating Creditor Classes (the “Unsecured Distribution Pool”). The Unsecured Distribution Pool will be funded with (a) available distributable cash following funding of a reserve to pay certain Diacetyl Claims, certain Environmental Claims and payment to all holders of Class 9 Allowed Unsecured Convenience Claims and (b) the new common stock, subject to dilution for the Incentive Plans.

The Unsecured Distribution Pool will be used to fund (a) the payments pursuant to the Plan of all Allowed Claims in the Participating Creditor Classes and (b) a reserve created by the Debtors to hold a contribution of cash and new common stock that would have been distributed to the holders of all Disputed Unsecured Claims as if such Disputed Unsecured Claims had been Allowed Claims on the Effective Date, for the benefit of holders of subsequently Allowed Claims. Any value available in the Unsecured Distribution Pool following the payment, in full, of all Allowed Claims and the funding of the reserves for all such Disputed Claims will be shared among holders of Interests in Chemtura (including the old common stock) on a pro rata basis.

Holders of Class 10 Diacetyl Claims will receive cash in varying amounts in full and final satisfaction of such claims.

Holders of Class 11 Environmental Claims will either receive cash in varying amounts in full and final satisfaction of such claims or such claims will be reinstated.

Holders of Class 9 Unsecured Convenience Claims will receive a 100% recovery in cash up to $50,000 each.

Exit Financing

The Plan provides that, on the Effective Date, Chemtura shall enter into a senior secured revolver facility up to a principal amount of $275 million.  Additionally, Chemtura will receive from escrow the proceeds from (i) the $455 million in aggregate principal amount of 7.875% senior notes due 2018 (the “Senior Notes”) issued on August 27, 2010 and (ii) the $295 million in aggregate principal amount, funded at 99% of such principal amount, of loans (the “Term Loan”) under the Senior Secured Term Facility Credit Agreement, entered into on August 27, 2010, and amended on September 27, 2010.  The terms of the Senior Notes and Term Loan are described in Chemtura’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”)on August 27 and September 30, 2010, which descriptions are incorporated herein by reference.

Treatment of Executory Contracts

The Plan provides that all of the Debtors’ Executory Contracts and Unexpired Leases shall be deemed rejected as of the Effective Date, unless such Executory Contract or Unexpired Lease: (1) was assumed or rejected previously by the Debtors; (2) previously expired or terminated pursuant to its own terms; (3) is the subject of a motion to assume filed on or before the Effective Date; or (4) is identified as an Executory Contract or Unexpired Lease to be assumed pursuant to the Plan Supplement before the Effective Date.  The Plan provides that each of Chemtura Canada’s Executory Contracts and Unexpired Leases shall be deemed assumed as of the Effective Date.

Employment Agreements and Equity Awards

The Plan provides that, on the Effective Date, Chemtura will enter into new employment agreements (the “New Employment Agreements”) with certain individuals in Chemtura’s senior management.  The form of the New Employment Agreements was included as Exhibit K to the Plan Supplement, which was attached as Exhibit 99.1 to Chemtura’s Current Report on Form 8-K, filed with the SEC on September 3, 2010, which is incorporated herein by reference.

New Incentive Compensation Plan

The Plan provides that, on the Effective Date, a compensation program (the “New Incentive Plan”) implemented by the new board of directors of Chemtura Corporation (the “New Board”) will become effective, which shall include a long-term incentive plan, a stock-based performance plan, a stock-based bonus settlement plan, and may include other stock-based compensation consistent with the New Employment Agreements, as well as a cash-based annual incentive plan consistent with past practice, as to which awards are subject to the approval of the New Board.  The terms of the New Incentive Plan were included as Exhibit I to the Plan Supplement, which was attached as Exhibit 99.1 to Chemtura’s Current Report on Form 8-K, filed with the SEC on September 3, 2010.

Composition of New Board of Directors

On the Effective Date, the New Board is anticipated to consist of 8 directors, one of which shall be the chief executive officer.  The Debtors, the Creditors’ Committee and the Ad Hoc Bondholders’ Committee established a board selection committee to select 8 members of the New Board in addition to the chief executive officer. The board selection committee was advised by an independent search firm.  The New Board expects to appoint a ninth director on or before December 31, 2010.  On the Effective Date, the New Board is expected to consist of the following persons: Craig A. Rogerson, Jeffrey D. Benjamin, Timothy J. Bernlohr, Alan S. Cooper, James W. Crownover, Jonathan F. Foster, Roger L. Headrick and John K. Wulff.

Old Capital Stock

As of June 30, 2010, Chemtura had 242,935,715 shares of common stock issued and outstanding. Chemtura is authorized to issue 0.3 million shares of $0.10 par value preferred stock, none of which are outstanding. All of the outstanding shares of Chemtura’s common stock will be cancelled as of the Effective Date.

New Capital Stock

As of the Effective Date, Chemtura’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) will provide for 500,250,000 shares of capital stock, consisting of: 500,000,000 shares of new common stock, par value $0.01 per share, of which 100,000,000 shares will be issued on or about the Effective Date; and 250,000 shares of preferred stock, par value $0.01 per share, none of which will be issued on the Effective Date.  Chemtura has reserved 11,000,000 shares of new common stock for future issuance under the New Incentive Plan.

Assets and Liabilities

Information as to the assets and liabilities of Chemtura is incorporated herein by reference to Chemtura’s Monthly Operating Report for the period September 1, 2010 through September 30, 2010, attached as exhibit 99.1 to Chemtura’s Current Report on Form 8-K, filed with the SEC on October 15, 2010.

Cautionary Statements Regarding Financial and Operating Data.

Chemtura cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Chemtura or its subsidiaries, or any other affiliate of Chemtura.  The Monthly Operating Report was not audited or reviewed by independent accountants, is as prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in Chemtura’s securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Chemtura’s reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of Chemtura’s financial condition or operating results for the period that would be reflected in Chemtura’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements and information that are based on management’s belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this Current Report.  Chemtura disclaims any obligation to update these statements and cautions you not to rely unduly on them.  Forward-looking statements generally use words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions and include references to assumptions and relate to Chemtura’s future prospects, developments and business strategies.  Forward-looking statements include, but are not limited to, statements regarding the confirmation and implementation of the Plan, the securities to be issued pursuant to the Plan and Chemtura’s ability to consummate, and any resulting effect of, the transactions contemplated by the Plan.  Although Chemtura believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct.  Such statements are subject to certain risks, uncertainties and assumptions.  Important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report are set forth in other reports or documents that Chemtura files from time to time with the Securities and Exchange Commission, including Chemtura’s Quarterly Reports on Form 10-Q filed in 2010 and Chemtura’s most recent Annual Report on Form 10-K and include, but are not limited to:

•	The ability to satisfy the conditions for the effectiveness of the Plan confirmed by the Bankruptcy Court (the “Effective Date”);
•	The ability to have the Bankruptcy Court approve motions required to sustain operations during the Chapter 11 cases until the Effective Date;
•	The uncertainties of the Chapter 11 restructuring process through the Effective Date including the potential adverse impact on our operations, management, employees and the response of our customers;
•	Our estimates of the cost to resolve disputed proofs of claim presented in the Chapter 11 cases;
•	The ability to consummate the confirmed Plan;
•	The ability to be compliant with our debt covenants or obtain necessary waivers and amendments;
•	The ability to service our indebtedness;
•	General economic conditions;
•	Significant international operations and interests;
•	The ability to obtain increases in selling prices to offset increases in raw material and energy costs;
•	The ability to retain sales volumes in the event of increasing selling prices;
•	The ability to absorb fixed cost overhead in the event of lower volumes;
•	Pension and other post-retirement benefit plan assumptions;
•	The ability to improve profitability in our Industrial Engineered Products segment as the general economy recovers from the recession;
•	The ability to implement the El Dorado, Arkansas restructuring program;
•	The ability to obtain growth from demand for petroleum additive, lubricant and agricultural product applications;
•
The ability to restore profitability in our Chemtura AgroSolutionsTM as demand conditions recover in the agrochemical market.  Additionally, the Chemtura AgroSolutionsTM is dependent on disease and pest conditions, as well as local, regional, regulatory and economic conditions;

•	The ability to sell methyl bromide due to regulatory restrictions;
•	Changes in weather conditions which could adversely affect the seasonal selling cycles in both our Consumer Performance Products and Chemtura AgroSolutionsTM;
•	Changes in the availability and/or quality of our energy and raw materials;
•	The ability to collect our outstanding receivables;
•	Changes in interest rates and foreign currency exchange rates;
•	Changes in technology, market demand and customer requirements;
•	The enactment of more stringent U.S. and international environmental laws and regulations;
•	The ability to realize expected cost savings under our restructuring plans, Six Sigma and Lean manufacturing initiatives;
•	The ability to recover our deferred tax assets;
•	The ability to support the goodwill and long-lived assets related to our businesses; and
•	Other risks and uncertainties detailed in Item 1A. Risk Factors in our filings with the Securities and Exchange Commission.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in, or incorporated by reference into, this Current Report are made only as of their respective dates. Chemtura does not undertake and expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
2.1	Confirmation Order, dated November 3, 2010.
2.2	Joint Chapter 11 Plan of Chemtura Corporation, et al, dated August 4, 2010, as amended.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:	November 4, 2010

Exhibit Number	Exhibit Description
2.1	Confirmation Order, dated November 3, 2010.
2.2	Joint Chapter 11 Plan of Chemtura Corporation, et al, dated August 4, 2010, as amended.